Patterson-UTI Energy, Inc. Meetings with Investors July 30-31, 2015 Exhibit 99.1

Forward Looking Statements

This material and any oral statements made in connection with this material include "forward-looking statements" within the meaning of the Securities Act of
1933 and the Securities Exchange Act of 1934.  Statements made which provide the Company’s or management’s intentions, beliefs, expectations or predictions for the future are forward-looking statements and are inherently uncertain. The opinions, forecasts, projections or other statements other than statements of historical fact, including, without limitation, plans and objectives of management of the Company are forward-looking statements.  It is important to note that actual results could differ materially from those discussed in such forward-looking statements.  Important factors that could cause actual results to differ materially include the risk factors and other cautionary statements contained from time to time in the Company’s SEC filings, which may be obtained by contacting the
Company or the SEC. These filings are also available through the Company’s web site at http://www.patenergy.com
or through the SEC’s Electronic Data Gathering
and Analysis Retrieval System (EDGAR) at http://www.sec.gov. We undertake no obligation to publicly update or revise any forward-looking statement.  Statements made in this presentation include non-GAAP financial measures.  The required reconciliation to GAAP financial measures are included on our website and at the end of this presentation.

Patterson-UTI Energy is a leading provider of contract drilling and pressure pumping services 3

Contract Drilling
•
High quality fleet of land drilling rigs
including 159 APEX
®
rigs
•
Leader in walking rig technology for
pad drilling applications
•
Large footprint across North
American drilling markets
Pressure
Pumping
38%
Oil &
Natural
Gas
1%
Contract
Drilling
61%
Components of Revenue
Patterson-UTI reported results for the six months ended June 30, 2015

Pressure Pumping
•
High quality fleet of modern pressure
pumping equipment
•
A leader in natural gas bi-fuel
technology
•
Strong reputation for regional
knowledge and efficient operations
Patterson-UTI reported results for the six months ended June 30, 2015
5
Pressure
Pumping
38%
Oil &
Natural
Gas
1%
Contract
Drilling
61%
Components of Revenue

Contract Drilling

Improved Performance
0%
20%
40%
60%
80%
100%
120%
U.S. Rig Count Downturn
0%
20%
40%
60%
80%
100%
120%
2008 -
2009
Total Baker Hughes U.S. Land Rig
Count: -56%
Total PTEN U.S. Rig
Count: -77%
2014 -
2015
Total PTEN U.S. Rig
Count: -48%
Total Baker Hughes U.S. Land Rig Count: -55%
Baker Hughes and Patterson-UTI U.S. Land Rig Counts as of July 24, 2015

A Rig Fleet Transformation 8 Other Electric APEX® Mechanical Patterson-UTI Energy Total Rig Fleet Other Electric APEX® Mechanical December 2009 Projected December 2015

…and Expected as of December 31, 2015
APEX-XK 1500
®
APEX-XK 1000™
APEX WALKING
®
APEX 1500
®
APEX 1000
®
Total APEX
®
Rigs
Class
APEX
®
Rigs as of July 30, 2015
53
4
49
44
11
161
12/31/2015
A leader in high specification drilling rigs
51
4
49
44
11
159
7/30/2015
APEX
®
Rig Fleet

West Texas
27 Rigs
Large Geographic Footprint
10
PTEN’s Active U.S. Land Drilling Rigs
as of July 24, 2015
Appalachia
21 Rigs
East Texas
15 Rigs
Mid-Continent
9 Rigs
Mid-Continent
9 Rigs
Rockies
8 Rigs
South Texas
19 Rigs
North Dakota
13 Rigs

Patterson-UTI Energy …the impact of APEX ® rigs has been transformative!

Increasing APEX ® Drilling Activity 12 0 20 40 60 80 100 120 140 160 Active APEX ® Rig Count

PTEN Relative Active Rig Count by Rig Class 13 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% APEX® Other Electric Mechanical

Greater Stability of Utilization 14 0% 20% 40% 60% 80% 100% 120% APEX ® Rig Utilization

Improving Average Rig Revenue Per Day

Patterson-UTI Total Average Rig Revenue Per Day
Excludes early-termination revenues during the third and fourth quarters of 2013 of $3,600 per day and $130 per day, respectively, and early-termination revenues during the first and second quarters of 2015 of $1,020 per day and $1,390 per day, respectively.

Adjusted EBITDA Contribution from High
Specification Rigs

2010
2011
2012
2013
2014
2015
APEX® & Other Electric
Mechanical
Preferred rigs account for approximately
96% of Adjusted EBITDA in Contract Drilling
Excludes early-termination revenues during the third and fourth quarters of 2013 of $62.8 million and $2.4 million, respectively, and early-termination revenue during the first and second quarters of 2015 of $15.8 million and $15.6 million, respectively.

Patterson-UTI Energy …the APEX ® rig outlook remains strong!

18 U.S. Rig Count % by Drilling Type Continued Demand for APEX ® Rigs Source: Baker Hughes North America Rotary Rig Count

SCR
AC
Mechanical
AC-powered rigs have increased as a
percentage of the horizontal rig count
Total U.S. Horizontal Rig Count by Power Type
Continued Demand for APEX
®
Rigs
Analysis
from
Patterson-UTI
Energy
based
on
data
from
RigData
and
company
filings.

Patterson-UTI Energy …Patterson-UTI is a technology leader!

APEX WALKING
®
Rigs
21
•
Capable of walking with drill pipe
and collars racked in the mast
•
Full multi-directional walking
capability
•
Walking times average 45 minutes
for 10’ –
15’ well spacing
http://patenergy.com/drilling/technology/apexwalk

Strong Demand for Pad Drilling
22
•
Pad drilling is contributing to
increasing rig efficiency
•
Pad drilling capable rigs are
highly utilized
•
Most new APEX
®
rigs are
expected to have walking
systems
http://patenergy.com/drilling/technology

The APEX-XK
®
23
•
Enhanced mobility including more
efficient rig up and rig down
•
Greater clearance under rig floor for
optional walking system
•
Advanced environmental spill control
integrated into drilling floor
•
Minimized number of truck loads for
rig moves
•
Available in both 1500 HP and 1000
HP
http://patenergy.com/drilling/technology

Enhancing our Position in Pad Drilling 24 Walking Systems Can be Added to Any Rig in Our Fleet… …Allowing for True Multi-Directional Pad Drilling Capabilities 24

Enhancing our Position in Pad Drilling 25 http://patenergy.com/drilling/technology 25

Early Adopter of Natural Gas Engines 26 http://patenergy.com/drilling/technology 26

Pressure Pumping

Growing Pressure Pumping Business

0
200
400
600
800
1000
1200
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
Period End
Fracturing Horsepower
Other Horsepower
Investments in Pressure Pumping…
…Have Increased Fleet Size and Quality
65
1,100

Southwest Region:
Northeast Region:
34%
66%
Fracturing Horsepower
Fracturing horsepower: 663,800
Other horsepower: 32,165
Fracturing horsepower: 343,800
Other horsepower: 55,400
A Significant Player in Regional Markets
Pressure Pumping Areas

Horsepower distribution as of June 30, 2015

A Leader in Bi-Fuel Technology
•
Engines can burn a fuel mix
comprised of up to 70% natural
gas
•
Comparable torque and
horsepower to an all diesel engine
•
Reduces operating costs by
lowering fuel costs
•
Good for environmental
sustainability
http://patenergy.com/pressurepumping/services

A Leader in Bi-Fuel Technology 31 http://patenergy.com/pressurepumping/services 31

Comprehensive Lab Services http://patenergy.com/pressurepumping/services 32

Financial Flexibility

Investing in Our Company

$598
$637
$445
$453
$976
$1,012
$974
$662
$1,229
$710
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015E
Year End
Capital Expenditures and Acquisitions
($ in millions)
2015 Capital expenditure forecast as of July 23, 2015

Strong Financial Position

•
History of returning capital to investors
–
Cash Dividend
•
Initiated cash dividend in 2004
•
Doubled quarterly cash dividend to $0.10 per share in
February 2014
–
Stock Buyback
•
Total of $857 million repurchased since 2005
•
Approximately $187 million remaining authorization as of
June 30, 2015
•
Returned more than $1.3 billion to shareholders since
2005

Strong Financial Position

2006
2007
2008
2009
2010
2011
2012
2013
2014
2Q15
Period End
Line of Credit Availability
Cash
Total Liquidity
($ in millions)
Liquidity defined as end of period cash plus availability under revolving line of credit

Strong Financial Position

6%
2%
-4%
-2%
15%
13%
18%
14%
24%
22%
-10%
0%
10%
20%
30%
40%
50%
2006
2007
2008
2009
2010
2011
2012
2013
2014
2Q15
Period End
Net Debt to Capital Ratio
Includes $600 million of debt not due until at least 2020

Why Invest in Patterson-UTI Energy?
•
Continuing Transformation
–
Committed to high-spec land rigs where
demand remains strong
–
Creating value through focus on well
site execution
•
Technology leader
–
Leader in walking rigs for pad drilling
–
Innovator in use of natural gas as a fuel
source for both drilling and pressure
pumping
•
Financially flexible
–
Strong balance sheet
–
History of share buybacks
–
Dividends

Patterson-UTI Energy, Inc. Meetings with Investors July 30-31, 2015

Additional References

Contract Drilling Capital Expenditures and Acquisitions
($ in millions)
Investing in Our Drilling Rig Fleet
More than $5 billion invested since 2005
2015 Capital expenditure forecast as of July 23, 2015

Investing in Pressure Pumping

$41
$48
$61
$43
$289
$198
$194
$123
$418
$165
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015E
Pressure Pumping Capital Expenditures and Acquisitions
($ in millions)
More Than $1.5 billion invested since 2005
2015 Capital expenditure forecast as of July 23, 2015

Strong Financial Position
•
Total liquidity of approximately $577 million
–
$76.5 million of cash at June 30, 2015
–
$500 million revolver availability at June 30, 2015
•
$796 million net debt at June 30, 2015
–
21.7% Net Debt/Total Capitalization
–
$300 million of 4.97% Series A notes due October 5, 2020
–
$300 million of 4.27% Series B notes due June 14, 2022
–
$273 million of term loans maturing September 27, 2017
•
No equity sales in last 14 years
•
Reduced share count by 25.2 million shares since 2005

Term Contract Coverage
•
Based on term contracts in place as of July 23, 2015
–
An average of 85 rigs expected under term contract in the
third quarter of 2015
–
An average of 77 rigs expected under term contract during
the second half of 2015
•
Drilling term contract revenue backlog of $1.0 billion at
June 30, 2015

Three Months Ended
June 30,
Six Months Ended
June 30,
2015
2014
2015
2014
Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization
(Adjusted EBITDA)(1):
Net income (loss)
$
(18,975)
$
54,283
$
(9,850)
$
89,105
Income tax expense (benefit)
(14,720)
25,905
(8,000)
42,847
Net interest expense
8,931
7,041
17,189
14,053
Depreciation, depletion, amortization and impairment
181,924
153,426
357,306
300,748
Adjusted EBITDA
$
157,160
$
240,655
$
356,645
$
446,753
Total revenue
$
472,761
$
757,276
$1,130,460
$1,435,444
Adjusted EBITDA margin
33.2%
31.8%
31.5%
31.1%
Adjusted EBITDA by operating segment:
Contract drilling
$
133,053
$
181,674
$
308,023
$
354,870
Pressure pumping
29,517
59,533
61,420
95,118
Oil and natural gas
5,037
9,244
8,739
17,974
Corporate and other
(10,447)
(9,796)
(21,537)
(21,209)
Consolidated Adjusted EBITDA
$
157,160
$
240,655
$
356,645
$
446,753
(1)
The company makes use of financial measures that are not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”) to help in the assessment of ongoing operating performance. These non-GAAP financial measures are reconciled to their most directly comparable GAAP measures in the tables above. We define Adjusted EBITDA as net income plus net interest expense, income tax expense and depreciation, depletion, amortization and impairment expense.
We present Adjusted EBITDA because we believe it provides additional information with respect to both the performance of our fundamental business activities and our ability to meet our capital expenditures and working capital requirements.
Adjusted EBITDA is not defined by GAAP and, as such, should not be construed as an alternative to net income (loss) or operating cash flow. We define margin as revenues less direct operating costs.
We present margin because we believe it to be the
component of our earnings most impacted by the variability in our contract drilling and pressure pumping operations. Margin is not defined by GAAP and, as such, should not be construed as an alternative to net income (loss).
PATTERSON-UTI ENERGY, INC.
Non-GAAP Financial Measures (Unaudited)
(dollars in thousands)
Non-GAAP Financial Measures

Non-GAAP Financial Measures

2014
2013
2012
2011
2010
Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization
(Adjusted EBITDA)(1):
Net income (loss)
$
162,664
$
188,009
$
299,477
$
322,413
$
116,942
Income tax expense (benefit)
91,619
108,432
176,196
187,938
72,856
Net interest expense (income)
28,846
27,441
22,196
15,465
11,098
Depreciation, depletion, amortization and impairment
718,730
597,469
526,614
437,279
333,493
Net
impact of discontinued operations
-
-
-
(209)
1,778
Adjusted EBITDA
$
1,001,859
$
921,351
$
1,024,483
$
962,886
$
536,167
Total revenue
$
3,182,291
$
2,716,034
$
2,723,414
$
2,565,943
$
1,462,931
Adjusted EBITDA margin
31.5%
33.9%
37.6%
37.5%
36.7%
(1) The company makes use of financial measures that are not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”) to help in the assessment of ongoing operating performance. These non-GAAP financial measures are reconciled to their most directly comparable GAAP measures in the tables above. We define Adjusted
EBITDA as net income plus net interest expense, income tax expense and depreciation, depletion, amortization and impairment expense. We present Adjusted EBITDA because we believe it provides additional information with respect to both the performance of our fundamental business activities and our ability to meet our capital expenditures and
working capital requirements.
Adjusted EBITDA is not defined by GAAP and, as such, should not be construed as an alternative to net income (loss) or operating cash flow. We
define margin as revenues less direct operating costs.
We present margin because we believe it to be the component of our earnings most impacted by the variability in our contract drilling and pressure pumping operations. Margin is not defined by GAAP and, as such, should not be construed as an alternative to net income (loss).
PATTERSON-UTI ENERGY, INC.
Non-GAAP Financial Measures (Unaudited)
(dollars in thousands)